UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2004

BEL FUSE INC.
(Exact name of registrant as specified in charter)

New Jersey	0-11676	22-1463699

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

206 Van Vorst Street, Jersey City, New Jersey	07302

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including
area code: (201) 432-0463

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of Bel Fuse Inc. dated July 26, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2004, Bel Fuse Inc. (the “Company”) issued a press release regarding results for the six and three months ended June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEL FUSE INC

By:	/s/ Daniel Bernstein

Name: Daniel Bernstein
Title: President

Date: July 26, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 26, 2004, issued by the Company.